                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]


--------------------------------------------------------------------------------


Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                (Name of Registrant as Specified In Its Charter)

                                NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

May 20, 1999



Dear Transamerica Occidental's Separate Account Fund B Contract Owner:

The Board of Managers of Transamerica Occidental's Separate Account Fund B has called a Special Meeting of Contract Owners to be held June 16, 1999. This meeting is prompted by the merger agreement between Transamerica Corporation, the parent company of the Fund's investment adviser and sub-adviser, and AEGON N.V., one of the world's leading international insurance groups. We expect the transaction to be completed in the next few months. However, you can rest assured that it will not cause any disruptions in the services you currently receive from Transamerica.

As a Contract Owner, you have the right to vote in person or by proxy at this meeting. This mailing is to solicit your proxy.

The enclosed proxy materials provide information about the meeting and seek your vote of approval of the new investment advisory and sub-advisory agreements for Fund B and on other proposals. The enclosed materials explain that these new agreements are identical to the existing agreements in all material respects. In the course of representing your interests, the Board of Managers for Fund B has evaluated and unanimously approved the proposals and recommends that you vote "FOR" the new agreements and the other proposals.

Your vote is important and we encourage you to vote promptly. You may cast your vote by marking the enclosed card, signing it and returning it in the enclosed postage paid envelope. If you have any questions regarding the proposals to be voted on or need assistance in completing your proxy card, please contact our proxy solicitor, Georgeson & Company, at 800-223-2064, 8 a.m. to 8 p.m. Eastern time. If we have not received your vote prior to the meeting date, you may be contacted by Georgeson. We hope that this contact will not be an inconvenience to you.

We appreciate you taking the time to consider these important proposals.

Sincerely,


/s/ Sandra Brown

Sandra Brown, Vice President
Transamerica Occidental Life Insurance Company

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015
                                 (800) 420-7749

                 NOTICE OF A SPECIAL MEETING OF CONTRACT OWNERS

To the Contract Owners:


     Notice is hereby given that a Special Meeting of Contract Owners (the "Special Meeting") of Transamerica Occidental's Separate Account Fund B (the "Fund"), an insurance company separate account of Transamerica Occidental Life Insurance Company, a California corporation ("TOLIC"), will be held on June 16, 1999, at 9 a.m. (Pacific Time), at the executive offices of TOLIC, 1150 South Olive Street, Los Angeles, CA 90015. At the Special Meeting, you and the other Contract Owners will be asked to consider and vote on the following matters:


     1. To approve a new investment advisory agreement between TOLIC and the Fund as discussed in Part I of the attached Proxy Statement.

     2. To approve a new investment sub-advisory agreement relating to the Fund between TOLIC and Transamerica Investment Services, Inc., as discussed in Part II of the attached Proxy Statement.

     3. To elect four members to the Board of Managers of the Fund, as discussed in Part III of the attached Proxy Statement.

     4. To ratify or reject the selection by the Board of Managers of Ernst & Young LLP as independent public accountants to the Fund for the fiscal year ending December 31, 1999, as discussed in Part IV of the attached Proxy Statement.

     5. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.


     Contract Owners of record at the close of business on May 10, 1999 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of votes may be cast.



                                          By Order of the Board of Managers

                                          /s/ Regina Fink

                                          Regina M. Fink


                                          Secretary


Los Angeles, California

May 20, 1999

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015
                                 (800) 420-7749

                                PROXY STATEMENT

     Transamerica Occidental's Separate Account Fund B (the "Fund") has issued variable annuity contracts (the "Contracts"). Obligations under the Contracts are obligations of Transamerica Occidental Life Insurance Company ("TOLIC"). The owner of each Contract is referred to in this Proxy Statement as a "Contract Owner" (collectively, the "Contract Owners").


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers (the "Board") of the Fund for use at the Special Meeting of Contract Owners, to be held at the executive offices of TOLIC, 1150 South Olive Street, Los Angeles, California 90015, on June 16, 1999 at 9 a.m. (Pacific Time), and at any and all adjournments thereof (the "Special Meeting").



     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to Contract Owners on or about May 21, 1999 or as soon as practicable thereafter. Any Contract Owner giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Transamerica Occidental Life Insurance Company, at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.



     The presence at the Special Meeting, in person or by proxy, of the holders of 33% of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions and broker "nonvotes" will be counted as present. Broker "nonvotes" occur when the Fund receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the Contracts represented by the proxy. Proposals 1 and 2 require the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "nonvotes" will have the effect of a vote against Proposals 1 and 2. See "Proposal 1 -- Required Vote" and "Proposal 2 -- Required Vote." Proposal 3 requires a plurality vote for the election of each Board member, and Proposal 4 requires a majority of the votes cast at the Special Meeting for approval. Abstentions and broker nonvotes will not be counted in favor of or against Proposals 3 and 4. See "Proposal
3 -- Required Vote" and "Proposal 4 -- Required Vote."



     The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams, personal interviews and other communications by officers, employees and agents of Transamerica Corporation ("Transamerica") and its affiliates. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The Fund has retained Georgeson & Company Inc., 88 Pine Street, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining Georgeson & Company Inc., which are anticipated to be approximately $10,000, and other expenses incurred in connection with the solicitation of proxies and the holding of the Special Meeting, will be borne by Transamerica or its affiliates and not by the Fund.



     To be entitled to vote, a Contract Owner must have been a Contract Owner as of the close of business on May 10, 1999 (the "Valuation Date"). Each eligible Contract Owner, as to any matter on which such Contract Owner is entitled to vote, on all business of the Special Meeting, will be entitled to cast a number of votes that is calculated based, directly or indirectly, on such Contract's Accumulation Account Value established on the Valuation Date. The Accumulation Account for a Contract is the account maintained under the Contract comprising all Accumulation Units purchased under the Contract and, if applicable, any Net Deposit not yet applied to purchase Accumulation Units. If the Valuation Date is prior to the date on which the first annuity payment is payable under a Contract (the "Retirement Date" with respect to that Contract), the number of votes attributable to the Contract will be the Contract's Accumulation Account Value as of the Valuation Date divided by 100. If the Valuation Date is on or after a Contract's Retirement Date, the number of votes attributable to the Contract will be the amount of the reserve established as of the Valuation Date to meet variable annuity obligations related to the Contract divided by 100. The number of votes so calculated will be rounded to the nearest vote, although each Contract Owner will have at least one vote. Contract Owners will be entitled to cast in the aggregate 1,102,477 votes at the Special Meeting, calculated as of the Valuation Date.



     Appendix 1 sets forth the Contract Owners entitled to cast 5% or more of the Fund's votes. To the best of the Fund's knowledge, as of May 10, 1999, no Contract Owner was entitled to cast 5% or more of the Fund's votes, except as stated in Appendix 1.



     To the best of the Fund's knowledge, as of May 10, 1999, no Board member, nominee for Board membership or executive officer of the Fund owned Contracts entitling such person to cast any votes of the Fund.



     The Fund provides periodic reports to all of its Contract Owners which highlight relevant information, including investment results and a review of portfolio changes. You can receive an additional copy of the most recent annual report, without charge, by calling 800-420-7749 or by writing the Transamerica Annuity Service Center at 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202.


                I. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                                  (PROPOSAL 1)


INTRODUCTION





     Transamerica Occidental Life Insurance Company acts as the investment adviser to the Fund pursuant to an investment advisory agreement entered into by the Fund and TOLIC. The investment advisory agreement in effect between the Fund and TOLIC prior to the consummation of the transaction described below between AEGON N.V. ("AEGON"), Tony Merger Corp. ("Merger Sub") and Transamerica (the "AEGON-Transamerica Transaction" or the "Transaction") is referred to in this Proxy Statement as the "Former Investment Advisory Agreement." The investment advisory agreement proposed to become effective between the Fund and TOLIC as of the consummation of the AEGON-Transamerica Transaction is referred to in this Proxy Statement as the "New Investment Advisory Agreement" (together with the Former Investment Advisory Agreement, the "Investment Advisory Agreements," and each an "Investment Advisory Agreement"). A copy of the form of the New Investment Advisory Agreement is attached as Exhibit A.



THE AEGON-TRANSAMERICA TRANSACTION



     TOLIC is an indirect wholly-owned subsidiary of Transamerica. On February 17, 1999, AEGON, Merger Sub, a wholly-owned subsidiary of AEGON, and Transamerica entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, Transamerica will merge with and into Merger Sub. Merger Sub will be the surviving corporation in the Transaction, and the separate corporate existence of Transamerica will cease. The Certificate of Incorporation of Merger Sub will be amended to change the name of Merger Sub from Tony Merger Corp. to Transamerica Corporation. The result of the Transaction will be that Transamerica will become a wholly-owned subsidiary of AEGON.


     Consummation of the Transaction may be deemed to constitute an "assignment," as that term is defined in the 1940 Act, of the Former Investment Advisory Agreement with TOLIC. As required by the 1940 Act, the Former Investment Advisory Agreement provides for its automatic termination in the event of its assignment. Accordingly, a New Investment Advisory Agreement between the Fund and TOLIC was approved by the Board and is now being proposed for approval by the Contract Owners. TOLIC is seeking an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting the Fund to obtain Contract Owner approval of its New Investment Advisory

Agreement within 150 days after the consummation of the Transaction, which is expected to occur in mid-June (and, consequently, within 150 days after the termination of its Former Investment Advisory Agreement). Pursuant to the Exemptive Order, should TOLIC choose to rely on it, the investment advisory fees would be held in escrow until the earlier of (i) Contract Owner approval of the New Investment Advisory Agreement and (ii) the expiration of the 150-day period. THE NEW INVESTMENT ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT ADVISORY AGREEMENT, EXCEPT FOR THE NAMES OF THE PARTIES, THE DATE OF EXECUTION AND THE TERMINATION DATE. The material terms of the Investment Advisory Agreement are described under "Description of the Investment Advisory Agreement" below.



     In connection with the Transaction, certain executive officers of Transamerica and its subsidiaries, including TOLIC and Transamerica Investment Services, Inc. ("TIS"), the sub-adviser to the Fund, will receive certain benefits. Such benefits will include (i) the acceleration and cash-out of unvested stock options, vested stock options and stock appreciation rights and
(ii) payments made under certain value added incentive plans. Such benefits may also include severance payments contingent upon an executive officer's termination. Mr. Rolle, Chairman of the Board of Managers of the Fund and an executive officer of TOLIC and TIS, will receive a portion of such benefits.


BOARD'S RECOMMENDATION


     The Board met on May 6, 1999, and the Board members, including the Board members who are not parties to the New Investment Advisory Agreement or the New Investment Sub-Advisory Agreement (as defined in Proposal 2 below) or "interested persons" (as defined in the 1940 Act) of any such party (the "Non-Interested Board members"), voted to approve the New Investment Advisory Agreement and to recommend approval to the Contract Owners.


BOARD'S EVALUATION

     On May 6, 1999, the Board met with senior management personnel of TOLIC. As a result of its review and consideration of the Transaction and the proposed New Investment Advisory Agreement, the Board voted unanimously to approve the New Investment Advisory Agreement and to recommend it to the Contract Owners for their approval.


     In connection with its review, TOLIC and AEGON represented to the Board that: although integration of the businesses of Transamerica and AEGON may occur and therefore some changes may result, it is the current intention that the Transaction will have no material effect on the operational management of the Fund and that it will not result in any material change in the management or operations of TOLIC as they relate to the Fund; there will not be any increase in the advisory fee or any change in any other provision, other than the names of the parties, the date of execution and the termination date, of the Investment Advisory Agreement as a result of the Transaction; and the Transaction will not adversely affect TOLIC's financial condition.


     In connection with its deliberations, the Board obtained such information as it deemed reasonably necessary to evaluate the New Investment Advisory Agreement and other agreements, including certain assurances from each of AEGON, Transamerica and TOLIC, including the following:


     - The Transaction will not result in any change in the Fund's investment objectives or policies.


     - There is a commitment to the continuance, without interruption, of services to the Fund of the type and quality currently provided by TOLIC.

     - The current plan is to maintain TOLIC's facilities and organization.

     Transamerica informed the Board that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board is expected to be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Transamerica has advised the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Transamerica has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, Transamerica has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Contract Owners, as well as other fees and expenses in connection with the Transaction.



     In evaluating the New Investment Advisory Agreement, the Board took into account that the fees and expenses payable by the Fund under its New Investment Advisory Agreement are the same as under its Former Investment Advisory Agreement, that the services provided to the Fund are the same and that the other terms are, except for the names of the parties, the date of execution and the termination date, identical. The Board noted that, in previously approving the Former Investment Advisory Agreement, the Board had considered a number of factors, including the nature and quality of services provided by TOLIC; investment performance, both that of the Fund itself and relative to that of competitive investment companies; the investment advisory fees and expense ratios of the Fund and competitive investment companies; TOLIC's profitability from managing the Fund; fallout benefits to TOLIC from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of TOLIC; and the potential benefits to TOLIC and its affiliates and to the Fund and the Contract Owners of receiving research services from broker-dealer firms in connection with the allocation of portfolio transactions to such firms.


     The Board discussed the Transaction with the senior management of TOLIC, Transamerica and AEGON and among themselves. The Board considered that AEGON and Transamerica are large, well-established companies with substantial resources.

         AS A RESULT OF ITS REVIEW AND CONSIDERATION OF THE TRANSACTION
           AND THE NEW INVESTMENT ADVISORY AGREEMENT, AT ITS MEETING
             THE BOARD VOTED TO APPROVE THE NEW INVESTMENT ADVISORY
                    AGREEMENT AND TO RECOMMEND ITS APPROVAL
                            TO THE CONTRACT OWNERS.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT

     Except as disclosed below, the Former Investment Advisory Agreement and New Investment Advisory Agreement are substantially identical.


     Pursuant to the Investment Advisory Agreement, the Fund employs TOLIC to manage the investment and reinvestment of the assets of the Fund and to perform other services, subject to the supervision of the Board. The Agreement provides that TOLIC shall: (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Fund; (b) develop and implement an investment program for the Fund; (c) provide necessary personnel to assist the Board in managing the affairs of the Fund, including clerical, bookkeeping, accounting and other personnel; (d) provide for expenses (including all fees) incurred in connection with the registration and qualification of the Fund and the Contracts under the securities laws; (e) provide for the charges and expenses of the Fund's custodian; (f) bear the expenses of calling and holding meetings of Contract Owners; (g) bear the fees and expenses of Board members and Fund officers; and (h) bear all ordinary expenses of the Fund incurred in the ordinary course of business.


     Under the Former Investment Advisory Agreement, TOLIC has entered into an investment sub-advisory agreement with Transamerica Investment Services, Inc., an affiliate of TOLIC. It is expected that TOLIC and TIS will enter into a substantially identical investment sub-advisory agreement under the New Investment Advisory Agreement, provided the Contract Owners approve such agreement as discussed and proposed in Part II of this Proxy Statement. Those services and obligations not delegated to TIS remain the primary responsibility of TOLIC.



     In return for the services provided by TOLIC and the expenses it assumes under the Investment Advisory Agreement, the Fund pays TOLIC an advisory fee at the annual rate of 0.30% of the value of the Fund. The advisory fee is payable weekly. As of the Fund's last fiscal year ended December 31, 1998, the net asset value of the Fund was $99,130,518 and the Fund paid an aggregate advisory fee to TOLIC during such fiscal year of $246,542.


     Under the Investment Advisory Agreement, the Fund pays the following expenses, in addition to the advisory fee: (a) brokerage commissions on transactions involving portfolio assets of the Fund; (b) all taxes, including issuance and transfer taxes; and (c) all extraordinary expenses that may be incurred by or on behalf of the Fund in connection with matters not in the ordinary course of business.

     The Investment Advisory Agreement provides that it may be terminated without penalty upon sixty (60) days' written notice by the Board or by vote of the Contract Owners. The Agreement also provides that it may not be terminated by TOLIC without the prior approval of a new investment advisory agreement by the Contract Owners. As stated above, the Agreement also provides that it will automatically terminate in the event of its assignment.


     TOLIC has acted as the investment adviser for the Fund since its commencement of operations on June 26, 1968. The effective date of the Former Investment Advisory Agreement was April 20, 1971. The Board last approved the continuance of the Former Investment Advisory Agreement on February 4, 1999. The Contract Owners last approved the continuance of the Former Investment Advisory Agreement on April 27, 1989.


THE NEW INVESTMENT ADVISORY AGREEMENT


     The New Investment Advisory Agreement, if approved by the Contract Owners, would be dated the date of the consummation of the Transaction, which is expected to occur in mid-June. The New Investment Advisory Agreement would be in effect from year to year provided such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, by the vote of a majority of the Non-Interested Board members, cast in person at a meeting called for such purpose. In the event that the Contract Owners do not approve the New Investment Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and the Contract Owners.


DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT ADVISORY AGREEMENT


     The New Investment Advisory Agreement is identical to the Former Investment Advisory Agreement, except for the names of the parties, the date of execution and the termination date. The New Investment Advisory Agreement reflects the change in name of the parties that has occurred since the original execution of the Former Investment Advisory Agreement.


TOLIC AND OTHER SERVICE PROVIDERS


     TOLIC is a California corporation and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TOLIC has been in existence since 1906. TOLIC is a direct wholly-owned subsidiary of Transamerica Insurance Corporation of California ("Transamerica Insurance"). TOLIC's address is 1150 South Olive Street, Los Angeles, California 90015. Appendix 2 includes information regarding each Board member, nominee for Board membership and officer of the Fund who is associated with TOLIC. TOLIC also acts as investment adviser and TIS also acts as sub-adviser to the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., a management investment company registered under the 1940 Act which has a similar investment objective to that of the Fund. Relevant information concerning the Growth Portfolio is set forth below.



                                                ANNUAL
                                               ADVISORY
                                               FEE RATE
                                              PAYABLE TO
                                                 TOLIC
                                              (AS A % OF       ANNUAL SUB-ADVISORY FEE        APPROXIMATE
                                                AVERAGE          RATE PAYABLE TO TIS          NET ASSETS
          FUND AND YEAR ORGANIZED             NET ASSETS)   (AS A % OF AVERAGE NET ASSETS)   AS OF 4/30/99
          -----------------------             -----------   ------------------------------   -------------
Growth Portfolio (1996).....................     0.75%*     0.30% of first $50 million       $150,637,402
                                                            0.25% of next $150 million
                                                            0.20% over $200 million


---------------

* For the fiscal year ended 12/31/98, TOLIC waived a portion of the advisory fee payable by the Growth Portfolio such that the resulting advisory fee amounted to 0.64% of average net assets.



     See "Description of the Investment Advisory Agreement" for information regarding the advisory fee rate, net asset value and advisory fee paid for the Fund.


     The following table shows the address and principal occupation of the principal executive officer and each director of TOLIC:


NAME                              ADDRESS                 PRINCIPAL OCCUPATION
----                              -------                 --------------------
Thomas J. Cusack................     *      Chairman, President and Chief Executive Officer
                                            of TOLIC; Director of TIS
Frank Beardsley.................     *      Director of TOLIC; President of Transamerica
                                            Asset Management
James W. Dederer................     *      Director, Executive Vice President, General
                                            Counsel & Secretary of TOLIC
George A. Foegele...............     *      Director & Senior Vice President of TOLIC;
                                            President & Chief Executive Officer of
                                            Transamerica Life Insurance Company of Canada
David E. Gooding................     *      Director & Executive Vice President of TOLIC;
                                            Chairman of Transamerica Life Insurance Company
                                            of Canada
Edgar H. Grubb..................     *      Director of TOLIC; Director of TIS; Executive
                                            Vice President & Chief Financial Officer of
                                            Transamerica
Frank C. Herringer..............     *      Director of TOLIC; Director of TIS; Chairman,
                                            President & Chief Executive Officer of
                                            Transamerica
Richard N. Latzer...............     *      Director & Chief Investment Officer of TOLIC;
                                            Director, President & Chief Executive Officer of
                                            TIS
Karen O. MacDonald..............     *      Director, Senior Vice President, Corporate
                                            Actuary & Acting Chief Financial Officer of TOLIC
Gary U. Rolle...................     *      Director & Chief Investment Officer of TOLIC;
                                            Director, Executive Vice President & Chief
                                            Investment Officer of TIS
Paul E. Rutledge III............     *      Director & President, Reinsurance Division of
                                            TOLIC
T. Desmond Sugrue...............     *      Director & Executive Vice President of TOLIC

NAME                              ADDRESS                 PRINCIPAL OCCUPATION
----                              -------                 --------------------
Nooruddin S. Veerjee............     *      Director & President, Insurance Products Division
                                            of TOLIC
Robert A. Watson................     *      Director of TOLIC; President & Chief Executive
                                            Officer of Transamerica Finance Corporation


---------------
* c/o Transamerica Occidental Life Insurance Company, 1150 South Olive Street, Los Angeles, CA 90015

     Transamerica Insurance is a direct wholly-owned subsidiary of Transamerica. Its address is c/o Transamerica Occidental Life Insurance Company, 1150 South Olive Street, Los Angeles, California 90015.


     Transamerica is a financial services company with approximately $58.5 billion in assets. Its principal offices are located at 600 Montgomery Street, 24th Floor, San Francisco, California 94111. Transamerica's two major lines of business are life insurance (including asset management) and finance. As a result of the AEGON-Transamerica Transaction, Transamerica will become a direct wholly-owned subsidiary of AEGON.



     AEGON is headquartered in The Hague, The Netherlands, and is a publicly traded holding corporation of one of the world's ten largest life insurance groups ranked by market capitalization and assets. Over 80% of AEGON's existing business is in life insurance, pensions and related savings and investment products. AEGON's address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.



     Vereniging AEGON ("Association AEGON") controls a majority voting interest in AEGON through its minority holding of common stock plus its holding of all the issued and outstanding preferred stock of AEGON. Except for the interest held by Association AEGON, the voting interest in AEGON is widely dispersed. Association AEGON currently intends to increase gradually its ownership of AEGON common stock to 40% by purchasing shares of common stock on the open market. At the same time, Association AEGON intends to decrease its holding of preferred stock. It is currently contemplated that, at all times, Association AEGON will maintain the majority of voting rights of AEGON. Association AEGON is registered in The Hague, The Netherlands and its address is Mariahoeveplain 50, 2591 TV The Hague, The Netherlands.


     Directors, officers and employees of TOLIC from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is TOLIC's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


     Transamerica Financial Resources, Inc. ("TFR") is the principal underwriter for the Contracts. TFR is a direct wholly-owned subsidiary of Transamerica Insurance and an indirect wholly-owned subsidiary of Transamerica. TFR's address is 1150 South Olive Street, Los Angeles, California 90015. For the fiscal year ended December 31, 1998, TFR received from sales of the Contracts total payments of $4,471.


     TFR will continue to provide its services to the Fund, as described above, to the extent such services are necessary, under the current arrangements if the New Investment Advisory Agreement is approved.

     Boston Safe Deposit and Trust Company of California, located at 1 Embarcadero Center, San Francisco, California 94111, serves as the Fund's custodian.


     Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as the Fund's independent certified public accountants.



REQUIRED VOTE



     Approval of the New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the votes entitled to be cast and (ii) 67% or more of the votes entitled to be cast present at the meeting if more than 50% of the votes entitled to be cast are represented at the meeting in person or by proxy.

                      THE BOARD MEMBERS RECOMMEND THAT THE
               CONTRACT OWNERS VOTE IN FAVOR OF THIS PROPOSAL 1.

             II. APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
                                  (PROPOSAL 2)


     TOLIC has contracted with Transamerica Investment Services, Inc., a direct wholly-owned subsidiary of Transamerica, to render investment services to the Fund as the sub-adviser. The investment sub-advisory agreement in effect with respect to the Fund and TIS prior to the consummation of the AEGON-Transamerica Transaction is referred to in this Proxy Statement as the "Former Investment Sub-Advisory Agreement." The investment sub-advisory agreement proposed to become effective with respect to the Fund and TIS as of the consummation of the Transaction is referred to in this Proxy Statement as the "New Investment Sub-Advisory Agreement" (together with the Former Investment Sub-Advisory Agreement, the "Investment Sub-Advisory Agreements," and each an "Investment Sub-Advisory Agreement"). A copy of the form of the New Investment Sub-Advisory Agreement is attached as Exhibit B.



     As discussed in Proposal 1 with respect to the Former Investment Advisory Agreement, consummation of the Transaction may be deemed to constitute an "assignment," as that term is defined in the 1940 Act, of the Former Investment Sub-Advisory Agreement with TIS. The Former Investment Sub-Advisory Agreement provides for its automatic termination in the event of its assignment, as required by the 1940 Act. Accordingly, a New Investment Sub-Advisory Agreement with respect to the Fund and TIS was approved by the Board and is now being proposed for approval by the Contract Owners. TIS has joined TOLIC in requesting the Exemptive Order discussed in Proposal 1, and the same conditions would apply to TIS under the New Investment Sub-Advisory Agreement if TIS relies on the Exemptive Order, including the escrow of sub-advisory fees, as would apply to TOLIC under the New Investment Advisory Agreement. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE NAMES OF THE PARTIES, THE DATE OF EXECUTION AND THE TERMINATION DATE. The material terms of the Investment Sub-Advisory Agreement are described under "Description of the Investment Sub-Advisory Agreement" below.



     The Board met on May 6, 1999, and the Board members, including the Non-Interested Board members, voted to approve the New Investment Sub-Advisory Agreement and to recommend approval to the Contract Owners. In considering whether to approve such agreement, the Board received similar representations with respect to AEGON and TIS, and considered similar factors, to those it received and considered in approving the New Investment Advisory Agreement, to the extent applicable. See "Proposal 1 -- Board's Evaluation."


         AS A RESULT OF ITS REVIEW AND CONSIDERATION OF THE TRANSACTION
         AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENT, AT ITS MEETING
           THE BOARD VOTED TO APPROVE THE NEW INVESTMENT SUB-ADVISORY
                    AGREEMENT AND TO RECOMMEND ITS APPROVAL
                            TO THE CONTRACT OWNERS.

DESCRIPTION OF THE INVESTMENT SUB-ADVISORY AGREEMENT

     Except as disclosed below, the Former Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement are substantially identical.

     Under the Investment Sub-Advisory Agreement, TIS provides recommendations and advice with respect to the management of Fund assets, furnishes investment research reports and information, determines those securities to be bought or sold by the Fund and places orders for the purchase or sale of securities. Investment decisions regarding the composition of the Fund's portfolio and the nature and timing of changes in the portfolio are subject to the supervision of the Board and to the investment policies and restrictions established for the Fund by the Board.

     Under the Investment Sub-Advisory Agreement, TIS is also responsible for the selection of brokers or dealers to execute portfolio transactions and for the negotiation of brokerage commission rates on portfolio transactions. The Agreement provides that securities orders will be placed with brokers or dealers selected for their ability to give prompt execution at prices and commission rates favorable to the Fund and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, TIS is authorized to pay commissions that may exceed what another broker might have charged. To the extent that preference is given in the allocation of portfolio business to brokers and dealers that provide statistical, research or other services, the Fund will bear any cost of obtaining such services, and TIS, TOLIC, their affiliates and their clients may benefit from such services.


     Under the Investment Sub-Advisory Agreement, TIS pays its own expenses in performing its duties. In return for the services that TIS provides and the expenses it assumes, TIS receives a quarterly fee from TOLIC at the annual rate of 0.15% of the value of the Fund. As of the Fund's last fiscal year ended December 31, 1998, the net asset value of the Fund was $99,130,518 and TOLIC paid TIS an aggregate sub-advisory fee during such fiscal year of $123,271.



     The Investment Sub-Advisory Agreement provides that it may be terminated without penalty upon sixty (60) days' written notice by TOLIC, TIS or the Fund (and, in the case of the Fund, by the Board or by vote of the Contract Owners). As stated above, the Agreement provides that it will automatically terminate in the event of its assignment, unless such automatic termination shall be prevented by an exemptive order of the SEC.



     TIS has acted as the investment sub-advisor to the Fund since 1981. The effective date of the Former Investment Sub-Advisory Agreement was January 1, 1981. The Board last approved the continuance of the Former Investment Sub-Advisory Agreement on February 4, 1999. The Contract Owners last approved the continuance of the Former Investment Sub-Advisory Agreement on April 27, 1989.


THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

     The New Investment Sub-Advisory Agreement, if approved by the Contract Owners, would be dated the date of the consummation of the Transaction, which is expected to occur in mid-June. The New Investment Sub-Advisory Agreement would be in effect from year to year provided such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Board members, cast in person at a meeting called for such purpose. In the event that the Contract Owners do not approve the New Investment Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and the Contract Owners.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT SUB-ADVISORY AGREEMENT


     The New Investment Sub-Advisory Agreement is identical to the Former Investment Sub-Advisory Agreement, except for the names of the parties, the date of execution and the termination date. The New Investment Sub-Advisory Agreement reflects the change in name of the investment adviser and the Fund that has occurred since the original execution of the Former Investment Sub-Advisory Agreement.


TIS


     TIS is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. TIS has been in existence since 1967 and has provided investment services to investment companies since 1968. TIS is a direct wholly-owned subsidiary of Transamerica. TIS's address is 1150 South Olive Street, Los Angeles, California 90015. Appendix 2 includes information regarding each Board member, nominee for Board membership and officer of the Fund who is associated with TIS. TIS also provides sub-advisory services to the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., which has a similar investment objective to that of the Fund. See "Proposal
1 -- TOLIC and Other Service Providers" regarding the sub-advisory fee relating to, and the net assets of, the Growth Portfolio. TIS has not waived, reduced or otherwise agreed to reduce its compensation for this portfolio. See "Description of the Investment Sub-Advisory Agreement" for information regarding the sub-advisory fee rate, net asset value and sub-advisory fee paid for the Fund.

     The following table shows the address and principal occupation of the principal executive officer and each director of TIS:


               NAME                  ADDRESS               PRINCIPAL OCCUPATION
               ----                  -------               --------------------
Richard N. Latzer..................     *      Director, President & Chief Executive Officer
                                               of TIS; Director & Chief Investment Officer
                                               of TOLIC
Gary U. Rolle......................     *      Director; Executive Vice President & Chief
                                               Investment Officer of TIS; Director & Chief
                                               Investment Officer of TOLIC
Thomas J. Cusack...................     *      Director of TIS; Chairman, President & Chief
                                               Executive Officer of TOLIC
Edgar H. Grubb.....................     *      Director of TIS; Director of TOLIC; Executive
                                               Vice President & Chief Financial Officer of
                                               Transamerica
Frank C. Herringer.................     *      Director of TIS; Director of TOLIC; Chairman,
                                               President & Chief Executive Officer of
                                               Transamerica


---------------
* c/o Transamerica Investment Services, Inc., 1150 South Olive Street, Los Angeles, CA 90015

     Directors, officers and employees of TIS from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is TIS's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

REQUIRED VOTE


     Approval of the New Investment Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (i) more than 50% of the votes entitled to be cast and (ii) 67% or more of the votes entitled to be cast present at the meeting if more than 50% of the votes entitled to be cast are represented at the meeting in person or by proxy.


                      THE BOARD MEMBERS RECOMMEND THAT THE
               CONTRACT OWNERS VOTE IN FAVOR OF THIS PROPOSAL 2.

                         III. ELECTION OF BOARD MEMBERS
                                  (PROPOSAL 3)


     It is proposed that the three persons currently serving as members of the Board of Managers of the Fund (the "Managers") be re-elected and that a fourth person be newly elected to the Board. The nominees for Manager (the "Nominees") who are proposed for election at the Special Meeting are Jon C. Strauss, Gary U. Rolle and Peter J. Sodini, each of whom is currently a Manager, and Dr. James H. Garrity.


     The term of office of each person elected as a Manager will be until the next meeting held for the purpose of electing Managers and until his successor is elected and qualified (or until such Manager's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Managers if elected. If any of the Nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion.


     The principal occupations and business experience for at least the last five years of each Nominee and each executive officer of the Fund are as indicated in the table below.



                  NOMINEES AND EXECUTIVE OFFICERS INFORMATION



                                        CURRENT                    PRINCIPAL OCCUPATION
NAME, ADDRESS** AND AGE         POSITION WITH THE FUND          DURING THE PAST FIVE YEARS
-----------------------         ----------------------          --------------------------
Gary U. Rolle (58)*........  President, Chairman, Manager   Executive Vice President and Chief
                                                            Investment Officer of Transamerica
                                                            Investment Services, Inc.; Director
                                                            and Chief Investment Officer of
                                                            Transamerica Occidental Life
                                                            Insurance Company; Director of
                                                            Transamerica Investors, Inc.
Peter J. Sodini (58).......  Manager                        Associate at Freeman Spogli & Co.
                                                            (a private investor); President,
                                                            Chief Executive Officer and
                                                            Director of The Pantry, Inc. (a
                                                            supermarket); Director of Pamida
                                                            Holdings Corp. (a retail
                                                            merchandiser) and Buttrey Food and
                                                            Drug Co. (a supermarket).
Jon C. Strauss (59)........  Manager                        President of Harvey Mudd College.
                                                            Previously Vice President and Chief
                                                            Financial Officer of Howard Hughes
                                                            Medical Institute; President of
                                                            Worcester Polytechnic Institute;
                                                            Vice President and Professor of
                                                            Engineering at University of
                                                            Southern California.
Dr. James H. Garrity         None                           President of John Tracy Clinic and
  (60).....................                                 the Tracy Family Hearing Center.

                                        CURRENT                    PRINCIPAL OCCUPATION
NAME, ADDRESS** AND AGE         POSITION WITH THE FUND          DURING THE PAST FIVE YEARS
-----------------------         ----------------------          --------------------------
Sandra C. Brown (43).......  Vice President                 Vice President of Transamerica
                                                            Occidental Life Insurance Company
                                                            and Transamerica Life Insurance and
                                                            Annuity Company since 1998.
                                                            Previously Vice President, Mutual
                                                            Fund Administration at Bank of
                                                            America.
Sally S. Yamada (48).......  Treasurer                      Vice President and Treasurer of
                                                            Transamerica Occidental Life
                                                            Insurance Company and Treasurer of
                                                            Transamerica Life Insurance and
                                                            Annuity Company.
Regina M. Fink (43)........  Secretary                      Counsel for Transamerica Occidental
                                                            Life Insurance Company and, prior
                                                            to 1994, Counsel and Vice President
                                                            for Colonial Management Associates,
                                                            Inc.
Susan R. Hughes (43).......  Assistant Treasurer            Vice President and Chief Financial
                                                            Officer of Transamerica Investment
                                                            Services, Inc. since 1997;
                                                            Independent Financial Consultant
                                                            1992-1997.
Thomas M. Adams (64).......  Assistant Secretary            Partner in the law firm of Lanning,
                                                            Adams & Peterson.


---------------

  * Nominee who is an "interested person" (as defined in the 1940 Act) of the Fund, TOLIC or TIS. Mr. Rolle is an "interested person" by reason of his positions with TOLIC and TIS.



 ** The mailing address for each Nominee and executive officer is Box 2438, Los
    Angeles, California 90015.



     The principal occupations of the Nominees and executive officers for at least the last five years have been with the employers as shown in the table above, although in some cases they have held different positions with such employers.



     To the best of the Fund's knowledge, as of May 10, 1999, no Manager, Nominee or executive officer of the Fund owned Contracts entitling such person to cast any votes of the Fund.



     The Board of Managers met 4 times during the fiscal year ended December 31, 1998. Each Manager attended at least 75% of such meetings. The Fund has a standing audit committee, which during the fiscal year ended December 31, 1998 was composed of Messrs. Sodini, Strauss and Cantlay (a former Manager), which is responsible for the selection of the Fund's auditors and for the monitoring of the audit process and its results. Messrs. Sodini and Strauss each attended the one audit committee meeting held during the fiscal year ended December 31, 1998.



     The Fund pays the Managers, other than those who are interested persons of TOLIC or TIS, an annual fee of $500 plus $250 for each meeting attended. The Fund does not pay any pension or retirement benefits for its Managers.

     The following table sets forth the amount of compensation paid to the Managers (or deferred in lieu of current payment) by the Fund during its fiscal year ended December 31, 1998:


                               COMPENSATION TABLE


                                                         AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF PERSON                                                 FROM FUND             FROM COMPLEX*
--------------                                           ----------------------    ------------------
Donald E. Cantlay**....................................          $1,250                  $7,000
Richard N. Latzer**....................................       -0-                      -0-
Gary U. Rolle..........................................       -0-                      -0-
Peter J. Sodini........................................          $1,500                  $8,750
Jon C. Strauss.........................................          $1,500                  $8,750


---------------

 * During fiscal year 1998, each Board member was also a member of the Board of Transamerica Variable Insurance Fund, Inc. and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Rolle is also a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."



** Messrs. Cantlay and Latzer are no longer Managers.


REQUIRED VOTE


     The election of members of the Board of Managers of the Fund will be by a plurality of the votes entitled to be cast present at the Special Meeting in person or by proxy. Contracts represented by duly-executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with an instruction given by a Contract Owner to abstain from voting for one or more Nominees on the form of proxy. If no instructions are given, the proxy will be voted for such Nominees.


      THE BOARD MEMBERS RECOMMEND A VOTE FOR THE ELECTION OF THE NOMINEES.

                        IV. RATIFICATION OF ACCOUNTANTS
                                  (PROPOSAL 4)

     The Board of Managers has selected Ernst & Young LLP as the auditors for the Fund for the fiscal year ending December 31, 1999, subject to removal by a majority of the outstanding voting securities of the Fund. Upon the reasonable request of any Contract Owner, representatives of Ernst & Young LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

REQUIRED VOTE

     The ratification of the selection of Ernst & Young LLP as the independent public accountants for the Fund will require a majority of votes cast at the Special Meeting in person or by proxy, if a quorum is present.

             THE BOARD MEMBERS RECOMMEND THAT CONTRACT OWNERS VOTE
           FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

PROPOSALS OF CONTRACT OWNERS

     Contract Owners wishing to submit proposals for inclusion in a Proxy Statement for a meeting of Contract Owners subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Transamerica Occidental Life Insurance Company at the address shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of the Contract Owners arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Contracts represented by such proxy the discretionary authority to vote the Contracts as to any such other matters in accordance with their best judgment in the interest of the Fund.

ADJOURNMENT


     In the event that sufficient votes in favor of any of the proposals set forth in the Notice of a Special Meeting of Contract Owners are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting after the date set for the original Special Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer the action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting as permitted by the Fund's Rules and Regulations. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of any such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any additional solicitation and of any adjourned session will be borne by Transamerica or its affiliates. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.


IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR CONTRACTS IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                                                      APPENDIX 1


                       CONTRACT OWNERS* ENTITLED TO CAST


                            5% OR MORE OF FUND VOTES



NAME AND ADDRESS                                              NUMBER OF    PERCENT OF
OF CONTRACT OWNER                                               VOTES         FUND
-----------------                                             ---------    ----------
Transamerica Occidental Life Insurance Company..............   748,233        67.9%
1150 South Olive Street
Los Angeles, CA 90015




* As used in this Proxy Statement, "Contract Owners" includes Transamerica Occidental Life Insurance Company with respect to its investment in the Fund.

                                                                      APPENDIX 2



           BOARD MEMBERS, NOMINEES FOR BOARD MEMBERSHIP AND OFFICERS

                         ASSOCIATED WITH TOLIC AND TIS


BOARD MEMBERS, NOMINEES AND OFFICERS ASSOCIATED WITH TOLIC



NAME                                                             POSITION WITH THE FUND
----                                                             ----------------------
Gary U. Rolle...............................................  President, Chairman, Manager
Sandra C. Brown.............................................  Vice President
Sally S. Yamada.............................................  Treasurer
Regina M. Fink..............................................  Secretary



BOARD MEMBERS, NOMINEES AND OFFICERS ASSOCIATED WITH TIS



NAME                                                             POSITION WITH THE FUND
----                                                             ----------------------
Gary U. Rolle...............................................  President, Chairman, Manager
Susan R. Hughes.............................................  Assistant Treasurer

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN


               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B


                                      AND


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                         INVESTMENT ADVISORY AGREEMENT


     INVESTMENT ADVISORY AGREEMENT made this      day of             , 1999,
between Transamerica Occidental Life Insurance Company, a California corporation (hereinafter called the "Company"), and Transamerica Occidental's Separate Account Fund B, a separate account of the Company established by a resolution of the Company's Board of Directors on June 26, 1968, pursuant to Section 10506 of the California Insurance Code (hereinafter called the "Fund").


     WHEREAS, the Fund has been organized for the purpose of providing a separate account for the benefit of equity investment fund contracts and desires to avail itself of the investment experience, assistance and facilities available to the Company and to have the Company perform for it various management and clerical services, and the Company is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:


          1. The Fund hereby employs the Company to manage the investment and reinvestment of the assets of the Fund and to perform the other services herein set forth, subject to the supervision of the Board of Managers of the Fund (hereinafter called the "Board") for the period and on the terms herein set forth. The Company hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.


          2. In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Company shall:

             (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally, and individual companies or industries the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein and make such data and information reasonably available to the Board of Managers of the Fund at its request;

             (b) develop and implement an investment program for the Fund, which shall be subject to the overall review from time to time of the Board of Managers;

             (c) provide necessary personnel to assist the Board in managing the affairs of the Fund, including clerical, bookkeeping, accounting and other office personnel;

             (d) provide for expenses (including all fees) incurred in connection with the registration and qualification of the Fund and contracts issued by the Fund under the Investment Company Act of 1940, the Securities Act of 1933 and state laws;

             (e) provide for the charges and expenses of any custodian or depository appointed for the safekeeping of the Fund's cash, securities or other property;

             (f) authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected;

             (g) bear the expenses of calling and holding of meetings of Contract Owners, the fees and expenses of members of the Board of Managers, and all ordinary expenses incurred in the ordinary course of business.

          3. Any investment program undertaken by the Company pursuant to this Agreement and any other activities undertaken by the Company on behalf of the Fund shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

          4. For the services rendered hereunder, the Company shall receive an amount for each valuation period of the Fund, equal to .30% per annum of the value of the Fund as of the end of the period, such amount to be paid to the Company weekly.

          5. With respect to the Fund's portfolio securities, the Company shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, as it may deem appropriate. Such persons, brokers or dealers may include those affiliated with the Company.

          6. The services of the Company to the Fund hereunder are not to be deemed exclusive and the Company shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          7. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Company who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. This Agreement shall be submitted for approval of the Contract Owners and if then approved this Agreement:

             (a) shall continue in effect only so long as its continuance is specifically approved annually by the Board of Managers of the Fund as required by the Investment Company Act of 1940 or by Contract Owners casting a majority of the votes entitled to be cast by all of Contract Owners;

             (b) may not be terminated by the Company without the prior approval of a new investment advisory agreement by Contract Owners casting a majority of the votes entitled to be cast by all Contract Owners and shall be subject to termination without the payment of any penalty, on sixty days' written notice, by the Board or by vote of Contract Owners casting a majority of the votes entitled to be cast;

             (c) shall not be amended without prior approval by Contract Owners casting a majority of the votes entitled to be cast; and

             (d) shall automatically terminate in the event of its assignment by either party.

          9. The Fund shall pay:

             (a) brokers' commissions in connection with portfolio asset transactions to which the Fund is a party;

             (b) all taxes, including issuance and transfer taxes, which may become payable to federal, state or other governmental entities, with respect to the operation of the Fund; and

             (c) all extraordinary expenses which may be incurred by or on behalf of the Fund in connection with matters not in the ordinary course of business.

          10. This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.


TRANSAMERICA OCCIDENTAL'S                       TRANSAMERICA OCCIDENTAL
  SEPARATE ACCOUNT                              LIFE INSURANCE COMPANY
  FUND B

By                                              By
   -----------------------------------------    -----------------------------------------
   President                                       President

                                                                     By
                                                --------------------------------------------
                                                                 Secretary

                                                                       EXHIBIT B

                         INVESTMENT SERVICES AGREEMENT

          REGARDING TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B



     THIS AGREEMENT is made between TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, a California corporation, "Occidental", and TRANSAMERICA INVESTMENT SERVICES, INC., a Delaware corporation, "the Services Company".



     WHEREAS, Occidental pursuant to a separate written Investment Advisory Agreement provides investment management and various other services to Transamerica Occidental's Separate Account Fund B, the "Fund", which Fund is registered as a management investment company under the Investment Company Act of 1940; and


     WHEREAS, the Services Company is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of providing investment services to a number of clients, including other investment companies; and

     WHEREAS, the Services Company provides Occidental with investment advisement and other services in connection with the management of Occidental's financial resources under an Investment Advisement and Service Agreement between the two parties; and

     WHEREAS, Occidental desires to retain the Services Company to render certain investment services pertaining to the Fund in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties agree as follows:

1.  INVESTMENT ADVICE AND OTHER SERVICES

     (a) The Services Company shall, to the extent required in the conduct of the investment activities of Occidental with respect to the Fund, place at the disposal of Occidental its judgment and experience and provide Occidental advice and recommendations with respect to the management of the assets of the Fund, including but not limited to the purchase and sale of common stock, convertible preferred stock, notes, bonds, debentures, short term investments and other securities in which the Fund may invest. The Services Company shall also, from time to time, furnish to or place at the disposal of Occidental such reports and information relating to industries, businesses, corporations, or securities as may be reasonably required by Occidental or as the Services Company may deem to be helpful to Occidental in the administration of these investments.

     (b) The Services Company agrees to use its best efforts in providing such advice and recommendations and in the preparation of such reports and information, and for this purpose the Services Company shall at all times maintain a staff of officers and other trained personnel for the performance of its obligations under this Agreement. The Services Company may employ other persons to furnish to it statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as it may desire.

     (c) The Fund and Occidental will from time to time furnish to the Services Company detailed statements of the objectives and investments of the Fund and will provide to the Services Company such information relating to the investments of the Fund as may be available to the Fund or Occidental.

     (d) The Services Company shall take, on behalf of Occidental and the Fund, all actions which it deems necessary to implement the investment policies with respect to stocks, bonds and money market instruments as determined by the Board of Managers of the Fund, the Board of Directors of Occidental, or any committee thereof, and in particular within the limits of those guidelines will determine those securities to be bought or sold and will place all orders for the purchase or sale of such securities for the Fund's account. To that end the Services Company is authorized as the agent of Occidental and of the Fund to give instructions as to deliveries of securities and other documents and as to payments of cash for the account of the Fund in connection with the placing of such orders. Selection of the brokers or dealers with which transactions are executed and negotiation of commission rates will be made by the Services Company.


     Securities orders will be placed with brokers or dealers selected for their ability to give prompt execution at prices and commissions rates (if any) favorable to the Fund, and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, the Services Company is authorized to pay commissions which may exceed what another broker might have charged. To the extent that preference is given in the allocation of portfolio business to those brokers and dealers which provide statistical, investment research, pricing quotations, or other services, the Fund will bear any cost of obtaining such services, and the Services Company and other clients advised by the Services Company, including Occidental, may benefit from those services. Under the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Services Company may determine in good faith that the amount of a commission paid was reasonable in relation to the value of the "brokerage and research services" provided by the executing broker or dealer viewed in terms of the particular transaction or the Services Company's overall responsibilities with respect to accounts as to which it is exercising investment discretion.


2.  ALLOCATION OF CHARGES AND EXPENSES

     (a) The Services Company shall furnish at its own expense executive, supervisory and other personnel and services, office space, equipment, utilities and telephone services in connection with supplying the investment advice, statistical and research services contemplated by this Agreement.


     (b) It is understood that either the Fund or Occidental will pay, pursuant to the separate Agreement between them, for all other expenses in connection with operation of the Fund, including, without limitation, maintenance of accounting and securities records, governmental fees, interest charges, taxes, fees and expenses of independent auditors, legal fees, brokerage and other expenses connected with the execution of security transactions, and custodian and transfer agent fees. Should the Services Company advance or pay any of these or similar expenses, it will be reimbursed by the appropriate party.


3.  COMPENSATION


     Occidental agrees to pay to the Services Company, as full compensation for all services rendered hereunder, a fee at an annual rate of 0.15% (15/100ths of one percent), or such other amount as the parties mutually agree in writing from time to time, of the value of the Fund, as calculated by Occidental on each Valuation Date of the Fund, which fee is to be paid by Occidental to the Services Company quarterly, or more frequently should Occidental elect to do so. Occidental and the Services Company may mutually choose to calculate an estimated quarterly fee, with any applicable fee adjustment being made after the end of the applicable quarter. Fee calculation and payment is solely a matter between Occidental and the Services Company; the Fund has no obligation to pay or take other acts in connection therewith.



     Compensation under this Agreement will only be paid as specified in Section 5 of this Agreement.


4.  NON-EXCLUSIVE AGREEMENT

     This Agreement is non-exclusive as to Occidental, the Fund and the Services Company. Occidental or the Fund may, in its discretion, purchase or obtain information, reports and other services from other sources, including other affiliates of Transamerica Corporation and outside consultants. The Services Company may engage in any other business and may provide similar services to other clients, so long as its services under this Agreement are not impaired; and the Services Company may purchase or obtain information, reports and other services from outside sources, including other affiliates of Transamerica Corporation and outside consultants. The Services Company assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Managers of the Fund, the Board of Directors of Occidental, or any committee thereof, in following or declining to follow any advice or recommendation of the Services Company. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Services Company, whether or not he is also a director, officer or employee of Occidental or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

5.  EFFECTIVE DATE


     This Agreement shall become effective on                , 1999 as to the
services and other obligations in this Agreement, provided, however, that the fee specified in Section 3 will accrue but will not be paid unless and until initial approval of and continuance of this Agreement shall have been approved by a vote of a majority of the outstanding voting securities of the Fund (which matter is expected to be considered at the Special Meeting of Contract Owners scheduled to be held in June, 1999) or by a vote of the Board of Managers of the Fund, and by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any party to this Agreement, and provided further that said fee will in no event be
paid prior to                , 1999. In the event the Fund does not approve this
Agreement and its continuance as specified above, the Services Company will if so requested continue to provide on a temporary basis the services contemplated by this Agreement for a reasonable period until the Fund and Occidental make other arrangements.


6.  CONTINUANCE AND TERMINATION

     This Agreement shall continue in effect from year to year after the initial approval and continuance as specified in Section 5, provided it is approved annually 1) by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Managers of the Fund, and 2) by a majority of the Managers of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any party to this Agreement; provided, however, that (a) Occidental, either on its own motion or at the direction of the Fund upon a majority vote of the Board of Managers of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Services Company; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Services Company may terminate this Agreement without payment of penalty on sixty days' written notice to Occidental and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party. Any amendment to this Agreement may be made at any time by mutual written consent of the parties.

7.  APPLICABLE LAW

     This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement
in Los Angeles, California on this      day of                , 1999.


                                                          TRANSAMERICA OCCIDENTAL
ATTEST:                                                   LIFE INSURANCE COMPANY

---------------------------------------------------       By
                                                          -----------------------------------------------------
Title:                                                    Title:
ATTEST:                                                   TRANSAMERICA INVESTMENT
                                                          SERVICES, INC.

---------------------------------------------------       By
                                                          -----------------------------------------------------
Title:                                                    Title:

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015


   The undersigned hereby appoints Gary U. Rolle and Regina M. Fink, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and cast all the votes of the Fund set forth on the reverse side of this proxy at the Special Meeting of Contract Owners to be held at the executive offices of Transamerica Occidental Life Insurance Company, 1150 South Olive Street, Los Angeles, CA 90015 on June 16, 1999, at 9 a.m. (Pacific Time), and at any and all of the adjournments(s) or postponements(s) thereof.



   THIS PROXY IS BEING SOLICITED BY THE BOARD OF MANAGERS OF THE FUND. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT, FOR ELECTION OF THE NOMINEES AND FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Managers' recommendation need only sign and date this proxy and return it in the envelope provided.



   The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of a Special Meeting of Contract Owners and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


   PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

   Note: Please sign exactly as the name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                                          DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------       ------------------------------------------------------------
------------------------------------------------------------       ------------------------------------------------------------
------------------------------------------------------------       ------------------------------------------------------------

   PLEASE MARK VOTES
 X
   AS IN THIS EXAMPLE

------------------------------------------------------------

                           TRANSAMERICA OCCIDENTAL'S


                            SEPARATE ACCOUNT FUND B

------------------------------------------------------------

CONTROL NUMBER:

                                                           ---------------------

 PLEASE BE SURE TO SIGN AND DATE THIS PROXY.      DATE
------------------------------------------------------------


          --CONTRACT OWNER SIGN HERE--          --CO-OWNER SIGN HERE--

------------------------------------------------------------

PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING FOR A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                              FOR     AGAINST   ABSTAIN


       1. To approve the new investment      [ ]       [ ]       [ ]
          advisory agreement between the
          Fund and Transamerica Occidental
          Life Insurance Company.


       2. To approve the new investment      [ ]       [ ]       [ ]
          sub-advisory agreement, relating
          to the Fund, between
          Transamerica Occidental Life
          Insurance Company and
          Transamerica Investment
          Services, Inc.



                                            FOR THE
                                            NOMINEE   ABSTAIN

       3. To elect as Board members the
          nominees listed below:


         GARY U. ROLLE                       [ ]       [ ]


         PETER J. SODINI                     [ ]       [ ]


         JON C. STRAUSS                      [ ]       [ ]


         DR. JAMES H. GARRITY                [ ]       [ ]




                                              FOR     AGAINST   ABSTAIN


       4. To ratify the selection by the     [ ]       [ ]       [ ]
          Board of Managers of Ernst &
          Young LLP as independent public
          accountants for the fiscal year
          ending December 31, 1999.


      Mark box at right if an address change or comment has been noted on the reverse side of this card.

      RECORD DATE VOTES:

                            SEPARATE ACCOUNT FUND B

Questions and Answers for Proxy Solicitation Purposes - May 19, 1999

1.   What is this document that I received in the mail?

     You received a proxy statement, which asks you to vote to approve a new investment advisory agreement and a new investment sub-advisory agreement, elect four members to the Board of Managers of the Fund and ratify the selection of the Fund's independent public accountants. You also received an instruction card that you should use to vote on these matters.

2.   What are the investment advisory and sub-advisory agreements?

     They are the agreements under which Transamerica Occidental Life Insurance Company and Transamerica Investment Services manage the securities portfolio and provide other business services to the Fund.

3. Why am I being asked to approve new investment advisory and sub-advisory agreements?

     Transamerica Corporation, the parent company of the investment adviser and the sub-adviser of the Fund, has agreed to be acquired by AEGON, a Netherlands insurance company that owns other U.S. insurance companies. Under the U.S. law that regulates the Fund, the investment advisory and sub-advisory agreements automatically terminate when the advisers or, in this case, their parent company, is sold. In order for Transamerica Occidental Life Insurance Company and Transamerica Investment Services to continue to act as investment adviser and sub-adviser to the Fund, the contract owners must vote to approve the new advisory and sub-advisory agreements.

4.   Will the sale of Transamerica affect the way that my fund is managed?

     The current plan is to maintain the facilities and organization of the adviser and sub-adviser as they relate to the Fund.

5. Will fees increase? Are there any substantive changes to the investment advisory and sub-advisory agreements?

     No. The advisory and sub-advisory fees will remain the same. In addition, the investment advisory and sub-advisory agreements are, in all material respects, identical to the agreements that are in place now.

6.   What action do I need to take now?

     The Fund's board of Managers has recommended that you vote to approve the investment advisory and sub-advisory agreements, that you vote for the election of the proposed Managers and that you ratify the selection of the Fund's independent public accountants. You should read the proxy statement and vote your units by marking the instruction card to approve the new agreements, elect the proposed Managers and ratify the selection of the Fund's independent public accountants, if such is your intention, then place the instruction card in the envelope provided and sent it back to us.

7. What happens if the new investment advisory and sub-advisory agreements are not approved?

     It would be up to the Board of Managers to decide how to best provide for the continued management of the Fund in that case. In order to avoid any possible disruption to the Fund, we are encouraging you to take the time to read the proxy statement, fill out the instruction card and send it back to us.

     Should you have any further questions, please contact Georgeson & Company at 800-223-2064.